[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]



                                   MFS(R) INSTITUTIONAL
                                   GLOBAL FIXED INCOME FUND

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Stephen C. Bryant*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 2.67% (including the reinvestment of any distributions), which compares to a return of 3.13% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Fund's return also compare to a -0.89% return for the average global income fund tracked by Lipper Analytical Services Inc., an independent firm that reports mutual fund performance.

In the second half of 1999, most of the bond markets around the globe continued to deteriorate out of concern that the growing global economy would spark inflationary pressures. In particular, market observers were concerned about an increase in personal consumption. Two of the most influential central banks, the U.S. Federal Reserve Board (the Fed) and the European Central Bank, reversed course by tightening monetary policy in November as a pre-emptive move against inflation. Most other central banks followed suit. One exception was Japan, where the economy was only in the early stages of recovery.

Over the past year, the Fed tightened three times, neutralizing the three rate cuts it had implemented in late 1998 during the emerging market crisis. Similarly, the European Central Bank's November increase brought its key lending rate back to the same level where it started the year. The European Central Bank did so after having lowered rates to stimulate growth in the first quarter of 1999. Meanwhile, Japanese monetary policy was very stable during the year, with the overnight discount rate unchanged at 0.50%.

During the second half of 1999, all bond markets in the Salomon Index -- with the exception of Japan's -- registered negative returns in local currency terms. The Japanese bond market, which represents about 25% of the Salomon Index, and the Japanese yen were very strong. A weak euro -- its value relative to the U.S. dollar fell about 20% in 1999 -- hurt returns in most European bond markets, and detracted from the return of the Salomon Index, about 40% of which is made up of bonds from countries within the euro bloc.

Similarly, exposure to weakening currencies hampered the portfolio's returns, with the euro being the main culprit. Higher interest rates and corresponding declining bond prices also ate into returns. Nevertheless, we were able to add value relative to the index by keeping the portfolio's duration (a measure of its sensitivity to changes in interest rates) shorter than that of the index, making it less susceptible than the index to the negative price influence of higher interest rates. In addition, we helped add value through appropriate allocation of assets to particular bond blocs (euro, dollar, etc.), and from diversification into the top-performing Japanese market. Another help to our performance was individual bond selection in the United Kingdom and Greece. The latter was the only country to lower rates in the fourth quarter of 1999, in preparation for its entry into the European monetary union.

As the new millennium begins, caution continues to be warranted for most bond markets. We expect both the Federal Reserve and the European Central Bank to further tighten monetary policy with most other Central Banks following. Looking more closely at the euro, this beleaguered currency should be better supported this year as Western European markets become more economically liberated. We anticipate that the U.S. dollar will strengthen versus the yen and that the euro will strengthen versus the U.S. dollar and the yen. As the global economy continues to grow with modestly higher interest rates preventing inflation, the higher global real rates generated by tight monetary policies may eventually equate to more attractive bond markets.

Respectfully,

/s/ Stephen C. Bryant
Stephen C. Bryant
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Global Fixed Income Fund, MFS(R) Intermediate Income Fund, and the Global Governments Series offered through MFS(R)/Sun Life annuity products. He also manages MFS(R) Government Markets Income Trust and MFS(R) Intermediate Income Trust, two closed-end funds.

He joined MFS in 1987 as Assistant Vice President. He was named Vice President in 1989, portfolio manager in 1992, and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company- oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: September 30, 1992

Size: $24.1 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                       6 Months           1 Year          3 Years          5 Years            Life*
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                  +2.67%           -4.27%          +10.54%          +33.76%          +42.49%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --            -4.27%          + 3.40%          + 5.99%          + 5.00%
---------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 30, 1992, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Bonds - 83.0%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 37.2%
  Computer Software - Services - 1.0%
    Unisystem Corp., 7.875s, 2008                                      $    250           $   241,875
-----------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 0.8%
    FNMA, 1.75s, 2008                                            JPY     20,000           $   199,941
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Ford Motor Credit Co., 6.7s, 2004                                  $    300           $   293,625
    Toyota Motor Credit Corp., 3.45s, 2004                               30,000               292,719
                                                                                          -----------
                                                                                          $   586,344
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 33.0%
    U.S. Treasury Notes, 6s, 2004                                      $  3,765           $ 3,706,153
    U.S. Treasury Notes, 7.875s, 2004                                       565               597,397
    U.S. Treasury Notes, 5.875s, 2005                                     3,430             3,329,776
    U.S. Treasury Notes, 3.875s, 2009                                       307               297,009
                                                                                          -----------
                                                                                          $ 7,930,335
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 8,958,495
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 45.8%
  Canada - 1.2%
    Government of Canada, 5s, 2004                               CAD        459           $   301,818
-----------------------------------------------------------------------------------------------------
  Denmark - 2.3%
    Kingdom of Denmark, 7s, 2007                                 DKK      3,673           $   543,295
-----------------------------------------------------------------------------------------------------
  France - 4.8%
    Republic of France, 3.5s, 2004                               EUR        650           $   619,920
    Republic of France, 4s, 2009                                            598               535,999
                                                                                          -----------
                                                                                          $ 1,155,919
-----------------------------------------------------------------------------------------------------
  Germany - 11.1%
    Germany Federal Republic, 4.75s, 2008                        EUR      1,400           $ 1,352,838
    Germany Federal Republic, 4.5s, 2009                                  1,396             1,316,636
                                                                                          -----------
                                                                                          $ 2,669,474
-----------------------------------------------------------------------------------------------------
  Greece - 4.4%
    Hellenic Republic, 8.9s, 2003                                GRD     65,000           $   211,937
    Hellenic Republic, 8.7s, 2005                                        40,000               133,903
    Hellenic Republic, 8.6s, 2008                                       204,000               704,393
                                                                                          -----------
                                                                                          $ 1,050,233
-----------------------------------------------------------------------------------------------------
  Italy - 5.9%
    Republic of Italy, 3.25s, 2004                               EUR        650           $   609,774
    Republic of Italy, 5s, 2008                                             824               803,212
                                                                                          -----------
                                                                                          $ 1,412,986
-----------------------------------------------------------------------------------------------------
  Japan - 4.9%
    International Bank Recon & Dev, 2s, 2008 (Banks and
      Credit Cos.)                                               JPY    115,000           $ 1,174,985
-----------------------------------------------------------------------------------------------------
  Sweden - 3.1%
    Kingdom of Sweden, 13s, 2001                                 SEK        800           $   104,758
    Kingdom of Sweden, 6s, 2005                                           4,300               517,772
    Kingdom of Sweden, 9s, 2009                                             900               130,418
                                                                                          -----------
                                                                                          $   752,948
-----------------------------------------------------------------------------------------------------
  United Kingdom - 8.1%
    United Kingdom Treasury, 6.5s, 2003                          GBP        793           $ 1,291,581
    United Kingdom Treasury, 6.75s, 2004                                    400               663,759
                                                                                          -----------
                                                                                          $ 1,955,340
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $11,016,998
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $20,688,005)                                                $19,975,493
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.4%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                   $  2,500           $ 2,499,791
-----------------------------------------------------------------------------------------------------

Call Options Purchased - 0.4%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.4518                            CAD      1,031           $    15,707
    Japanese Govt Bonds/February/130.2                           JPY     80,000                23,410
    Japanese Govt Bonds/February/128                                     90,000                43,687
    Swiss Francs/Euro/February/1.59                              CHF      2,309                   771
-----------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $55,191)                                     $    83,575
-----------------------------------------------------------------------------------------------------

Put Options Purchased
-----------------------------------------------------------------------------------------------------
    Euro/February/1.05                                                 $  1,136           $     4,301
    Japanese Yen/January/110                                     JPY      2,397                   700
    Japanese Yen/February/109.75                                        109,299                   874
-----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $13,629)                                      $     5,875
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $23,256,616)                                          $22,564,734
-----------------------------------------------------------------------------------------------------

Call Options Written
-----------------------------------------------------------------------------------------------------
    Australian Dollars/April/.625                                      $    837           $    (4,226)
    Canadian Dollars/September/1.40                              CAD        994                (5,382)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $14,616)                                   $    (9,608)
-----------------------------------------------------------------------------------------------------

Put Options Written
-----------------------------------------------------------------------------------------------------
    Canadian Dollars/September/1.55                              CAD        994           $      (963)
    Japanese Govt Bonds/February/130.20                          JPY     80,000                (3,054)
    Japanese Govt Bonds/February/128                                     90,000                (1,409)
-----------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $43,793)                                    $    (5,426)
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 6.2%                                                       1,509,163
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $24,058,863
-----------------------------------------------------------------------------------------------------
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

               AUD  =  Australian Dollars        GRD  =  Greek Drachma
               CAD  =  Canadian Dollars          JPY  =  Japanese Yen
               CHF  =  Swiss Francs              NZD  =  New Zealand Dollars
               DKK  =  Danish Kroner             PLN  =  Polish Zloty
               EUR  =  Euro                      SEK  =  Swedish Krona
               GBP  =  British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------------
DECEMBER 31, 1999
--------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,256,616)                     $22,564,734
  Cash                                                                       1,105,798
  Net receivable for forward foreign currency exchange contracts to sell        22,235
  Net receivable for forward foreign currency exchange contracts to
    purchase                                                                    45,747
  Interest receivable                                                          359,685
  Other assets                                                                     408
                                                                           -----------
      Total assets                                                         $24,098,607
                                                                           -----------
Liabilities:
  Net payable for forward foreign currency exchange contracts either
    closed or involved in master netting agreements                        $    24,278
  Written options outstanding, at value (premiums received, $58,409)            15,034
  Payable to affiliates -
    Management fee                                                                 427
    Shareholder servicing agent fee                                                  5
                                                                           -----------
      Total liabilities                                                    $    39,744
                                                                           -----------
Net assets                                                                 $24,058,863
                                                                           ===========
Net assets consist of:
  Paid-in capital                                                          $28,679,403
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                         (608,627)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                            (4,490,321)
  Accumulated undistributed net investment income                              478,408
                                                                           -----------
      Total                                                                $24,058,863
                                                                           ===========
Shares of beneficial interest outstanding                                   2,763,045
                                                                            =========
Net asset value, redemption price, and offering price per share
  (net assets / shares of beneficial interest outstanding)                    $8.71
                                                                              =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                                 $ 453,403
                                                                                  ---------
  Expenses -
    Management fee                                                                $  52,630
    Trustees' compensation                                                            3,300
    Shareholder servicing agent fee                                                     607
    Administrative fee                                                                  830
    Auditing fees                                                                    18,500
    Custodian fee                                                                     8,249
    Registration fees                                                                 4,665
    Printing                                                                          2,843
    Legal fees                                                                          699
    Miscellaneous                                                                       424
                                                                                  ---------
      Total expenses                                                              $  92,747
    Fees paid indirectly                                                               (301)
    Reduction of expenses by investment adviser                                     (39,816)
                                                                                  ---------
      Net expenses                                                                $  52,630
                                                                                  ---------
        Net investment income                                                     $ 400,773
                                                                                  ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $(624,094)
    Written option transactions                                                     (49,358)
    Foreign currency transactions                                                   337,551
                                                                                  ---------
      Net realized loss on investments and foreign currency transactions          $(335,901)
                                                                                  ---------
  Change in unrealized appreciation -
    Investments                                                                   $     786
    Written options                                                                  93,243
    Translation of assets and liabilities in foreign currencies                     119,720
                                                                                  ---------
      Net unrealized gain on investments and foreign currency translation         $ 213,749
                                                                                  ---------
        Net realized and unrealized loss on investments and foreign currency      $(122,152)
                                                                                  ---------
          Increase in net assets from operations                                  $ 278,621
                                                                                  =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED               YEAR ENDED
                                                            DECEMBER 31, 1999            JUNE 30, 1999
                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   400,773             $    904,592
  Net realized gain (loss) on investments and foreign
    currency transactions                                            (335,901)               1,662,929
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              213,749                 (490,997)
                                                                  -----------             ------------
    Increase in net assets from operations                        $   278,621             $  2,076,524
                                                                  -----------             ------------
Distributions declared to shareholders from net
  investment income
                                                                  $  (545,516)            $       --
                                                                  -----------             ------------
Net increase (decrease) in net assets from Fund
  share transactions                                              $ 9,419,130             $(13,185,973)
                                                                  -----------             ------------
    Total increase (decrease) in net assets                       $ 9,152,235             $(11,109,449)
Net assets:
  At beginning of period                                           14,906,628               26,016,077
                                                                  -----------             ------------
  At end of period (including accumulated undistributed
    net investment income of $478,408 and $623,151,
    respectively)                                                 $24,058,863             $ 14,906,628
                                                                  ===========             ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                   SIX MONTHS ENDED         ------------------------------------------------------------------
                                  DECEMBER 31, 1999           1999          1998           1997           1996          1995
                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                     $ 8.69          $ 8.18        $ 9.07         $ 9.28         $10.13         $ 9.64
                                             ------          ------        ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                   $ 0.21          $ 0.43        $ 0.48         $ 0.58         $ 0.64         $ 0.65
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                       0.01*           0.08         (0.16)         (0.25)         (0.48)          0.70
                                             ------          ------        ------         ------         ------         ------
      Total from investment
        operations                           $ 0.22          $ 0.51        $ 0.32         $ 0.33         $ 0.16         $ 1.35
                                             ------          ------        ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                 $(0.20)         $ --          $(1.10)        $(0.54)        $(0.48)        $(0.23)
  From net realized gain on
    investments and foreign
    currency transactions                      --              --            --             --            (0.31)         (0.63)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                               --              --            --             --            (0.22)          --
  From paid-in capital                         --              --           (0.11)          --             --             --
                                             ------          ------        ------         ------         ------         ------
      Total distributions
        declared to
        shareholders                         $(0.20)         $ --          $(1.21)        $(0.54)        $(1.01)        $(0.86)
                                             ------          ------        ------         ------         ------         ------
Net asset value - end of period              $ 8.71          $ 8.69        $ 8.18         $ 9.07         $ 9.28         $10.13
                                             ======          ======        ======         ======         ======         ======
Total return                                   2.67%++         6.11%         3.70%          3.40%          1.51%         15.10%
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses##                                   0.65%+          0.67%         0.65%          0.65%          0.65%          0.72%
  Net investment income                        4.94%+          4.86%         5.51%          6.09%          6.52%          6.66%
Portfolio turnover                               76%            275%          413%           365%           425%           279%
Net assets at end of period
  (000 Omitted)                             $24,059         $14,907       $26,016        $53,517        $62,807        $76,078

(S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management fees. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                  $ 0.19          $ 0.39        $ 0.45         $ 0.55         $ 0.61         $ 0.61
      Ratios (to average net assets):
        Expenses##                             1.14%+          1.11%         1.01%          0.97%          0.95%          1.14%
        Net investment income                  4.45%+          4.42%         5.17%          5.78%          6.22%          6.23%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 * The per share data are not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the Fund), is a nondiversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At June 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,959,876 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Funds average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES
--------------------------------------------------------------------------------
U.S. government securities                         $ 6,240,136       $ 3,625,354
                                                   ===========       ===========
Investments (non-U.S. government securities)       $12,263,206       $ 6,483,608
                                                   ===========       ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $23,296,543
                                                                    -----------
Gross unrealized depreciation                                       $  (819,069)
Gross unrealized appreciation                                            87,260
                                                                    -----------
    Net unrealized depreciation                                     $  (731,809)
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1999            YEAR ENDED JUNE 30, 1999
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              1,207,504       $ 10,875,000               --         $       --
Shares issued to shareholders in
  reinvestment of distributions             62,472            544,130               --                 --
Shares reacquired                         (221,976)        (2,000,000)        (1,466,943)       (13,185,973)
                                      ------------       ------------       ------------       ------------
    Net increase (decrease)              1,048,000       $  9,419,130         (1,466,943)      $(13,185,973)
                                      ============       ============       ============       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $51. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                             NUMBER OF
                                                                             CONTRACTS          PREMIUMS
-----------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                     4          $ 59,935
Options written                                                                     13           117,018
Options terminated in closing transactions                                         (10)          (94,451)
Options expired                                                                     (2)          (24,093)
                                                                                                --------
Outstanding, end of period                                                                      $ 58,409
                                                                                                ========

At December 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                           NET
                                                                                                                    UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS        APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Sales                        3/15/00     AUD            59,512            $    37,960          $    38,937            $   (977)
                             3/15/00     DKK         4,281,233                590,480              582,756               7,724
                             2/17/00     EUR         2,745,263              2,796,805            2,779,051              17,754
                             3/15/00     GBP           417,409                678,353              673,778               4,575
                             3/15/00     GRD       223,396,444                679,533              678,189               1,344
                             3/15/00     JPY       179,152,701              1,765,609            1,773,353              (7,744)
                             3/15/00     NZD           182,463                 93,366               95,189              (1,823)
                             3/15/00     SEK         4,239,248                502,876              501,494               1,382
                                                                          -----------          -----------            --------
                                                                          $ 7,144,982          $ 7,122,747            $ 22,235
                                                                          ===========          ===========            ========

Purchases                    3/15/00     AUD           812,907            $   522,150          $   531,860            $  9,710
                             3/15/00     CAD           693,917                470,000              479,840               9,840
                             3/15/00     CHF           551,451                358,202              349,293              (8,909)
                             3/15/00     EUR         4,317,407              4,392,198            4,370,816             (21,382)
                             3/15/00     GBP           347,612                564,584              561,112              (3,472)
                             3/15/00     JPY       594,913,561              5,830,977            5,888,786              57,809
                             2/17/00     PLN           680,504                160,000              162,510               2,510
                             3/15/00     SEK         1,029,950                122,200              121,841                (359)
                                                                          -----------          -----------            --------
                                                                          $12,420,311          $12,466,058            $ 45,747
                                                                          ===========          ===========            ========

At December 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $35,561 with Merrill Lynch and a net receivable of $10,431 with Deutsche Bank and $852 with C.S. First Boston.

At December 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                 IGF-3 02/00 200